UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 28, 2003

KINDRED HEALTHCARE, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-14057	61-1323993
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification No.)

680 South Fourth Street

Louisville, Kentucky

(Address of principal executive offices)

40202-2412

(Zip Code)

Registrant’s telephone number, including area code: (502) 596-7300

Not Applicable

(Former name or former address, if changed since last report.)

Item 5. Other Events and Regulation FD Disclosure.

Kindred Healthcare, Inc. (the “Company”) has announced that its Board of Directors has appointed Paul J. Diaz as Chief Executive Officer and President effective January 1, 2004. Mr. Diaz has served as the Company’s President and Chief Operating Officer since January 2002. As previously announced, Mr. Edward L. Kuntz will assume the role of Executive Chairman of the Board of Directors effective January 1, 2004. As Executive Chairman, Mr. Kuntz will coordinate all Board matters, continue his responsibilities for public lobbying efforts, and advise senior management on financing, development and regulatory matters.

A copy of the press release issued by the Company is attached as Exhibit 99.1

Item 7. Financial Statements and Exhibits.

(a) Financial statements of businesses acquired.

Not applicable.

(b) Pro forma financial information.

Not applicable.

(c) Exhibits.

Exhibit 99.1 – Press Release dated October 28, 2003.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereto duly authorized.

KINDRED HEALTHCARE, INC.

Date: October 29, 2003	By:	/s/ Richard A. Lechleiter

Richard A. Lechleiter Senior Vice President, Chief Financial Officer and Treasurer

2